Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Equinox Funds Trust does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Equinox IPM Systematic Macro Fund for the period ended December 31, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Equinox IPM Systematic Macro Fund for the stated period.

_/s/ Robert J. Enck_________ Robert J. Enck Principal Executive Officer, Equinox Funds Trust	_/s/ Laura Latella____________ Laura Latella Principal Financial Officer, Equinox Funds Trust
Dated: __3/8/2019__________	Dated: ___3/6/2019_________________

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Equinox Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.